Quarterly financial data (FY)	12 Months Ended
Dec. 31, 2016
Quarterly Financial Data [Abstract]
Quarterly financial data
11. Quarterly financial data (unaudited)

Following is a presentation of our unaudited quarterly financial data:

	Quarters
(in millions, except per share data)	First	Second(1)	Third	Fourth
Fiscal 2016
Revenues(2)(3)	$24,791.8	$25,222.3	$25,410.1	$24,863.3
Cost of revenues(2)	22,944.8	23,061.1	23,136.0	22,525.1
Gross profit	1,847.0	2,161.2	2,274.1	2,338.2
Selling, general and administrative	906.2	904.9	858.1	863.5
Operating income(3)	940.8	1,256.3	1,416.0	1,474.7
Net income(4)	532.2	727.1	728.5	1,439.8
Less: Net income attributable to non-controlling interest	6.1	6.4	5.6	5.1
Net income attributable to Express Scripts(4)	$526.1	$720.7	$722.9	$1,434.7
Basic earnings per share attributable to Express Scripts(4)	$0.82	$1.14	$1.16	$2.36
Diluted earnings per share attributable to Express Scripts(4)	$0.81	$1.13	$1.15	$2.34
Fiscal 2015
Revenues(2)(3)	$24,899.6	$25,454.2	$25,222.6	$26,175.4
Cost of revenues(2)	23,065.6	23,323.0	23,049.1	23,912.2
Gross profit	1,834.0	2,131.2	2,173.5	2,263.2
Selling, general and administrative	1,007.4	998.5	1,007.3	1,049.4
Operating income(3)	826.6	1,132.7	1,166.2	1,213.8
Net income	447.1	606.1	667.4	778.9
Less: Net income attributable to non-controlling interest	6.0	6.0	5.7	5.4
Net income attributable to Express Scripts	$441.1	$600.1	$661.7	$773.5
Basic earnings per share attributable to Express Scripts	$0.61	$0.89	$0.98	$1.14
Diluted earnings per share attributable to Express Scripts	$0.60	$0.88	$0.97	$1.13

(1)
PBM total revenues and operating income for the three months ended June 30, 2016 and 2015 include $106.6 million and $141.7 million, respectively, related to a large client. These amounts were realized in the second quarters of each of 2016 and 2015 due to the structure of the contract.

(2)
Includes retail pharmacy co-payments of $2,541.0 million and $2,634.3 million for the three months ended March 31, 2016 and 2015, respectively, $2,136.4 million and $2,322.4 million for the three months ended June 30, 2016 and 2015, respectively, $2,008.5 million and $2,161.5 million for the three months ended September 30, 2016 and 2015, respectively, and $1,883.3 million and $2,051.8 million for the three months ended December 31, 2016 and 2015, respectively.

(3)
Other Business Operations for the three months ended December 31, 2016 includes an out-of-period adjustment due to an overstatement of prior period revenues which decreased revenues by $102.6 million, of which $86.1 million related to prior years’ revenues and $16.5 million related to interim 2016 period revenues. If we had presented this out-of-period adjustment within the respective prior years, the correction would have decreased both revenues and operating income by $70.5 million during 2015 and $19.7 million during 2014 and increased both revenues and operating income by $4.1 million during 2013 through 2012. If we had presented this out-of-period adjustment within the respective interim periods of 2016, the correction would have decreased revenues by $16.5 million and operating income by $6.8 million. We recognized the cumulative effect of these corrections within our consolidated statement of operations in the fourth quarter of 2016. We consider these adjustments to be immaterial to 2016 and prior periods, both individually and in the aggregate.

(4)
During the fourth quarter of 2016, we resolved the tax treatment of our 2012 disposition of PolyMedica Corporation (Liberty). Accordingly, we recognized a net tax benefit of approximately $511.0 million, which also impacted our effective tax rate.